UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)  April 15, 1996


                          CHEYENNE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 1-9189                  13-3175893
     (State or Other            (Commission              (IRS Employer
     jurisdiction of            File Number)          Identification No.)
      incorporation)


      3 Expressway Plaza, Roslyn Heights, NY                     11577
    (Address of principal executive offices)                   (Zip Code)


    Registrant's telephone number, including area code   (516) 484-5110






                                  Page 1 of 7





         ITEM 5.  OTHER EVENTS.

                   On April 15, 1996, Cheyenne Software, Inc., issued a press release in the form attached hereto as Exhibit 20, which is hereby incorporated herein by reference.



















































                                  Page 2 of 7





         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

              (c)  Exhibits.

              20     Press release dated April 15, 1996.



















































                                  Page 3 of 7





                                   SIGNATURE



                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHEYENNE SOFTWARE, INC.


         Date April 16, 1996          /s/ ReiJane Huai
                                      Name:  ReiJane Huai
                                      Title:  President and Chief
                                              Executive Officer







































                                  Page 4 of 7





                                  EXHIBIT LIST

         20    Press release dated April 15, 1996.